UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 2, 2016 (September 1, 2016)

MGT Capital Investments, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32698	13-4148725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Mamaroneck Avenue, Suite 320, Harrison, NY 10528

(Address of principal executive offices, including zip code)

(914) 630-7430

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 1, 2016, MGT Capital Investments, Inc. (the “Company”) entered into a Subscription Agreement (the “Agreement”) with an investor (“Investor”) pursuant to which, the Investor purchased, in a private placement, an aggregate of four hundred fifty thousand (450,000) restricted shares of the Company’s common stock, par value $0.001 (“Shares”) at a purchase price of three dollars ($3.00) per Share, for aggregate proceeds of one million three hundred fifty thousand dollars ($1,350,000). The Shares, and the proceeds from the sale of such Shares, are to be held in escrow subject to the fulfillment of certain conditions set forth in the Agreement.

The Investor is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”), and the securities were sold in reliance on the exemption from registration provided by Rule 506 and Section 4(2) of the Act.

On September 1, 2016, the Company also entered into a Note and Warrant Exchange Agreement (the “Exchange Agreement”) with a holder (“Holder”) of certain 12% unsecured promissory notes (the “Notes”) previously issued by the Company pursuant to a Securities Purchase Agreement dated August 2, 2016 (the “Purchase Agreement”). Pursuant to the Exchange Agreement, the Company and the Holder agreed to exchange Notes, including accrued but unpaid interest thereon, in the amount of one million six hundred fifty thousand dollars ($1,650,000), for restricted shares of the Company’s common stock at an exchange price of three dollars ($3.00) per Share. The Company also agreed to exchange the Holder’s warrants to purchase three hundred thousand (300,000) shares of common stock issued to the Holder under the Purchase Agreement for three hundred thousand (300,000) restricted shares.

Please refer to the Agreement and the Exchange Agreement attached as Exhibits 10.1 and 10.2, respectively, for a more detailed description of the transactions contemplated thereby.

The Company believes that the transactions contemplated under the Agreement and the Exchange Agreement, together, will position the company to meet the minimum net equity requirements for the initial or continuing listing standards of either NASDAQ or NYSE MKT.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01 above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following exhibits are furnished herewith:

Exhibit Number	Description
10.1	Form of Subscription Agreement
10.2	Form of Notes and Warrant Exchange Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 2, 2016

MGT Capital Investments, Inc.

By:	/s/ Robert B. Ladd
Name:	Robert B. Ladd
Title:	President and Chief Executive Officer